Monetta Family
Of  Mutual Funds
No-Load

Monetta Fund

Monetta Trust
     Small-Cap Equity Fund
     Mid-Cap Equity Fund
     Large-Cap Equity Fund
     Balanced Fund
     Intermediate Bond Fund
     Government Money Market

1-800-MONETTA
WWW.MONETTA.COM

Semi-Annual Report
June 30, 2001

TABLE OF CONTENTS

Performance Highlights
     Monetta Fund                           5
     Monetta Small-Cap Equity Fund          6
     Monetta Mid-Cap Equity Fund            7
     Monetta Large-Cap Equity Fund          8
     Monetta Balanced Fund                  9
     Monetta Intermediate Bond Fund         10
     Monetta Government Money Market Fund   11

Schedule of Investments
     Monetta Fund                           13
     Monetta Small-Cap Equity Fund          14
     Monetta Mid-Cap Equity Fund            15
     Monetta Large-Cap Equity Fund          16
     Monetta Balanced Fund                  17
     Monetta Intermediate Bond Fund         18
     Monetta Government Money Market Fund   19

Financial Statements
     Statements of Assets & Liabilities     20
     Statements of Operations               21
     Statements of Changes in Net Assets    22
     Notes to Financial Statements          24

Footnote:
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks and mid-cap companies stocks have been more volatile than large company stocks, including the increased risk of price fluctuations. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which may significantly impact their performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on Funds' performance. For the six-month period ended June 30, 2001, none of the Funds participated in IPO's.

References to individual securities are the views of the Advisor at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., and Frank Russell Company.

For a prospectus containing more complete information please call Monetta at 1-800-MONETTA. Please read it carefully before you invest or send money.

Distributor: Funds Distributor, Inc. 08/01

MONETTA FAMILY OF NO-LOAD MUTUAL FUNDS


Dear Fellow Shareholders:               July 27, 2001

The year 2001 couldn't have started out much better, a strong economy, a new president, a record budget surplus and inflation under control. By March, signs of economic slow down began to spread to almost every segment, busting valuation bubbles primarily in the technology related areas. As we approached mid-year signs of a European slow down began to surface suggesting that investors look ahead to 2002 for relief.

What investors thought was going to be a "V" shape bottom, then looked like a "U" and now seems to be looking like an "L", as the prospects for economic growth lengthened.

Financial markets and investor expectations continue to oscillate between
recovery hopes and relapse fears.   Our investment philosophy has been to
participate, but not chase, and to use market pullbacks to consolidate positions into the industry leaders.

On the time line we are about sixteen months into a bear market and six months into one of the most aggressive Federal Reserve easing policy in memory. Historically, bear markets have lasted between sixteen and nineteen months with Federal Reserve easing usually requiring about twelve months to take effect. Unless we are in a long "L" recovery mode we should start to see some economic improvement within the next few quarters.

The Monetta investment approach emphasizes investing in growth stocks and high-grade corporate bonds. As a result, our equity returns have suffered while the bond returns have benefited. In the growth stock area there was just no place to hide to preserve fund value without changing our basic approach to investing. Although we believe that most of the valuation damage is behind us, growth stocks may trade in a narrow range until economic and earnings growth begin to show signs of recovery.

Stimulating an economic recovery will depend on consumer spending. Near term the consumer is helped by mortgage refinancing, a tax rebate and declining gas and oil prices. Whether this will be enough to stimulate economic growth is uncertain.

It seems to us that many of the economic concerns are already reflected in stock prices, but we may not be out of the woods yet. A key downside risk is that the slowdown lasts longer than we expect, which could lower consumer confidence as unemployment increases and job security in other industries become an issue.

We expect the first favorable earnings comparisons to be in the first or second quarter of 2002. The markets tend to discount this news six to nine months before the actual event, suggesting the possibility of a year-end rally.

For long-term investors we believe these are the times from which the best buying opportunities occur, but there are no guarantees.

Thanks for being one of our valued shareholders.

Sincerely,




Robert S. Bacarella                       Timothy R. Detloff, CPA
President and Founder                     Vice-President and Portfolio Manager

(THIS PAGE INTENTIONALLY LEFT BLANK)

MONETTA FUND                  PERIOD ENDED 6/30/2001

Investment Objective:       Market Capitalization: Total Net Assets:
Capital Appreciation/Income $2.3 billion           $88.4 million


PERFORMANCE:           Average Annual Total Return

                     1 Year    5 Year    10 Year
Monetta Fund         - 34.86%  5.78%     7.98%
Russell 2000*        0.57%     9.62%     13.50%
Russell 2000 Growth* - 23.34%  4.77%     10.22%

*Source Frank Russell Company
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The graph to the right compares the change in value of a $10,000 investment in the Monetta Fund and the Russell 2000 Stock and Growth indices, with dividend and capital gains reinvested. The Russell 2000 Stock and Growth Indices are broad measures representative of Small-Cap companies. Please refer to footnote at bottom of Page 2.


                         Russell   Russell
10 Year        Monetta   2,000     2,000
Date           Fund      Index     Growth
  06/30/91     10,000    10,000    10,000
  09/30/91     11,353    10,815    11,079
  12/31/91     12,770    11,435    11,997
  03/31/92     12,852    12,292    12,325
  06/30/92     12,032    11,454    10,845
  09/30/92     12,389    11,782    11,055
  12/31/92     13,471    13,540    12,929
  03/31/93     12,577    14,119    12,697
  06/30/93     12,671    14,427    13,062
  09/30/93     13,656    15,688    14,281
  12/31/93     13,537    16,100    14,656
  03/31/94     13,180    15,673    14,060
  06/30/94     12,466    15,062    13,178
  09/30/94     13,343    16,108    14,407
  12/31/94     12,696    15,807    14,300
  03/31/95     13,920    16,535    15,084
  06/30/95     14,882    18,085    16,581
  09/30/95     16,736    19,872    18,466
  12/31/95     16,254    20,302    18,739
  03/31/96     16,505    21,338    19,815
  06/30/96     17,016    22,405    20,973
  09/30/96     16,986    22,481    20,794
  12/31/96     16,517    23,651    20,849
  03/31/97     15,318    22,428    18,663
  06/30/97     18,467    26,063    21,939
  09/30/97     22,159    29,942    25,651
  12/31/97     20,842    28,939    23,549
  03/31/98     23,135    31,850    26,347
  06/30/98     21,060    30,366    24,834
  09/01/98     16,111    24,247    19,281
  12/31/98     18,959    28,202    23,839
  03/31/99     16,830    26,673    23,438
  06/30/99     19,264    30,821    26,894
  09/30/99     19,491    28,873    25,572
  12/31/99     28,780    34,197    34,111
  03/31/00     34,217    36,618    37,277
  06/30/00     33,088    35,234    34,529
  09/30/00     31,073    35,624    33,157
  12/31/00     24,181    33,162    26,460
  03/31/01     19,657    31,003    22,438
  06/30/01     21,410    35,433    26,471

PORTFOLIO COMPOSITION

Pharmaceuticals                  17.2%
All Other Industries             12.3%
Retail                           10.3%
Healthcare-Products and Services 9.6%
(A)                              9.6%
Semiconductors                   9.0%
Commercial Services              7.7%
Oil & Gas Services               6.9%
Software                         6.4%
Telecommunications               5.9%
Chemicals                        5.1%

(A) Short-term investments net of other assets and liabilities.

TOP 5 EQUITY HOLDINGS:

                                      % of Net Assets
Watson Pharmaceuticals, Inc.          7.7%
Aremissoft Corp.                      6.4%
MAXIMUS, Inc.                         5.4%
RehabCare Group, Inc.                 4.5%
Petroleum Geo-Services ASA-Spon ADR   4.3%
TOTAL TOP 5 HOLDINGS                  28.3%

COMMENTARY
For the six-month ended June 30, 2001 the Monetta Fund posted a return of negative 10.87% lagging the 6.85% and the 0.57% returns of the Russell 2000 Index and the Russell 2000 Growth Index, respectively. For the one-year period ended June 30, 2001, the Fund's return was negative 34.86% versus the Russell 2000 Index and the Russell 2000 Growth Index of 0.57% and negative 23.34%, respectively.

While we are not pleased with our performance for the first half of 2001, when compared to our peers and the other major market averages, our performance was in line. For the first half of 2001, the average small-cap growth fund, per Lipper Analytical services, declined 4.55% while the NASDAQ composite fell 12.59%.

The year-to-date performance variance versus the Russell 2000 Index benchmarks can be attributed primarily to two factors. First, we under weighted the financial services group, which has performed well thus far in 2001. Secondly, while our technology exposure is much lower than it has been historically, due to the continued poor performance of this sector, it negatively impacted our performance.

In keeping with our sell discipline, there were no individual stocks which significantly impacted performance negatively with the exception of Aremissoft, an enterprise software concern.
Aremissoft, which on June 30, 2001 represented 6.4% of net assets, remains in the portfolio as the company's fundamentals remain in tact. Qlogic Corp., a semiconductor manufacturer, is one technology stock which bucked the negative trend and performed very well thus far in 2001. A portion of the gain has been realized, and the stock, which represents 2.6% of net assets on June 30, 2001, remains in our portfolio.

The Fund is well diversified across a number of industry sectors with the exception of the financial services group, which we believe lacks of significant revenue and earnings growth companies. As the Monetta Fund is a growth-oriented fund, we tend to favor the technology, health care and retail industries where more high growth companies are typically found.

The market continues to be sluggish. A widespread earnings slowdown is upon us, causing many companies' stock price to perform poorly. As a result, we have narrowed the number of holdings in the Fund.
We are continuing to identify and invest in companies that are exhibiting strong growth trends. Our focus has not changed despite the negative market sentiment. We look forward to reporting our progress to you in future periods.

MONETTA SMALL-CAP EQUITY FUND PERIOD ENDED                6/30/2001

Investment Objective:  Market Capitalization:  Total Net Assets:
Capital Appreciation   $2.3 billion            $3.5 million



PERFORMANCE:          Average Annual Total Return

                                          Since Inception
                      1 Year    3 Year    2/1/97
Monetta Small-Cap
  Equity Fund         - 27.29%  3.54%     12.80%
Russell 2000*         0.57%     5.28%     9.10%
Russell 2000 Growth*  - 23.34%  2.15%     4.97%

*Source Frank Russell Company.
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph to the right compares the change in value of a $10,000 investment in the Monetta Small-Cap Equity Fund and the Russell 2000 Stock and Growth Indices with dividend and capital gains reinvested. The Russell 2000 Stock and Growth Indices are a broad measure representative of Small-Cap companies. Please refer to footnote at bottom of Page 2.



                         Russell   Russell
                         2000      2000
   DATE        SMALL     Index     Growth
   12/96       10,000    10,000    10,000
   3/97         9,490     9,297     8,733
   6/97        11,820    10,804    10,266
   9/97        15,089    12,412    12,003
   12/97       14,716    11,996    11,019
   3/98        15,956    13,203    12,329
   6/98        15,317    12,588    11,621
   9/98        12,237    10,051     9,022
   12/98       14,278    11,690    11,155
   3/99        13,223    11,057    10,968
   6/99        15,930    12,776    12,585
   9/99        16,057    11,969    11,966
   12/99       23,260    14,177    15,962
   3/00        26,191    15,181    17,443
   6/00        23,347    14,607    16,157
   9/00        24,327    14,768    15,516
   12/00       18,902    13,748    12,382
   3/01        15,712    12,853    10,500
   6/01        16,977    14,689    12,387



PORTFOLIO COMPOSITION

All Other Industries     29.0%
Pharmaceuticals          14.9%
Semiconductors           14.1%
Telecommunications       10.3%
(A)                      9.3%
Healthcare-Products      9.0%
Retail                   8.6%
Entertainment            4.8%

(A) Short-term investments net of other assets and liabilities.


TOP 5 EQUITY HOLDINGS:
                                % of Net Assets
Qlogic Corp.                    7.7%
Watson Pharmaceuticals, Inc.    7.0%
Foundry Networks, Inc.          5.7%
Syncor Int'l Corp.              4.9%
Anchor Gaming                   4.8%
TOTAL TOP 5 HOLDINGS            30.1%

COMMENTARY
The Monetta Small-Cap Equity Fund posted a return of negative 10.19% for the six-month period ended June 30, 2001, lagging the Russell 2000 Index return of 6.85% and the Russell 2000 Growth Index return of 0.04%. For the one-year period ended June 30, 2001, the Fund's return was negative 27.29% versus the Russell 2000 Index and the Russell 2000 Growth Index returns of 0.57% and negative
23.34%, respectively. While we are not pleased with our performance year-to-date, the inception-to-date return of 12.80% compares favorably to the Russell 2000 Index return of 9.10%, and the Russell 2000 Growth Index return of 4.97%.

The performance variance during the first half of 2001
versus the Russell 2000 Index is due largely to the poor
performance of many of our technology holdings. In
addition, there were not enough strong performing
securities in either our remaining technology holdings or
other groups to offset our poor performing technology
stocks.   Strong performing sectors during the first half
of 2001 in which we did not have representative weightings include biotechnology and the financial services groups.

Among the stronger performing group of securities were Qlogic Corp., a semiconductor manufacturer, and Cabot
Microelectronics, a semiconductor materials manufacturer.
On June 30, 2001 they represented 7.7% and 3.0%, respectively, of net assets. Detracting from performance were Aremissoft, an enterprise software supplier; IMPATH, a cancer diagnostic company; and Webmethods, an internet software company. IMPATH and Webmethods were eliminated from the portfolio during the first half of 2001.
Aremissoft continues to demonstrate strong fundamentals and remains in the portfolio and represented 3.9% of net assets as of June 30, 2001.

The past 12 months has been the most challenging period since the inception of the Fund in February 1997. The rapid growth that technology and other manufacturing companies exhibited during the 1990's came to a surprisingly sudden halt in 2000 and early 2001. While we were not surprised by the slowdown, the speed and depth of the slowdown did catch us off guard.

We believe that the current economic slowdown is close to running its course. However, in the meantime, we will continue to diligently monitor our portfolio companies' fundamentals and make adjustments as required.

MONETTA MID-CAP EQUITY FUND PERIOD ENDED         6/30/2001

Investment Objective:   Market Capitalization:  Total Net Assets:
Capital Appreciation    $7.4 billion            $11.1 million

PERFORMANCE:         Average Annual Total Return

                                             Since Inception
                         1 Year    5 Year    3/1/93
Monetta Mid-Cap
  Equity Fund            - 28.73%  6.48%     12.23%
S&P 400 Mid-Cap Index*   7.75%     17.08%    15.19%

*Source Lipper Analytical Services, Inc.
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P
400. The S&P 400 Index is a broad measure representative of the general market. Please refer to footnote at bottom of
Page 2.


DATE           MIDCAP                 S & P 400
 3/1/1993      10,000                 10,000
   3/93        11,670                 10,220
   6/93        11,880                 10,455
   9/93        13,120                 10,978
   12/93       13,540                 11,274
   3/94        13,475                 10,793
   6/94        13,109                 10,399
   9/94        13,887                 11,103
   12/94       13,835                 10,817
   3/95        14,835                 11,692
   6/95        16,536                 12,723
   9/95        17,603                 13,965
   12/95       17,233                 14,165
   3/96        18,717                 15,037
   6/96        19,106                 15,470
   9/96        19,855                 15,920
   12/96       21,402                 16,885
   3/97        21,314                 16,634
   6/97        24,277                 19,085
   9/97        27,761                 22,145
   12/97       27,639                 22,329
   3/98        30,239                 24,787
   6/98        29,362                 24,257
   9/98        22,920                 20,800
   12/98       27,408                 26,472
   3/99        27,145                 24,783
   6/99        30,639                 28,290
   9/99        28,862                 25,840
   12/99       41,719                 30,192
   3/00        50,597                 33,926
   6/00        47,911                 32,736
   9/00        50,249                 36,611
   12/00       36,425                 35,110
   3/01        21,484                 31,248
   6/01        25,959                 35,270



PORTFOLIO COMPOSITION

All Other Industries     20.6%
Software                 19.0%
Semiconductors           18.7%
Telecommunications       14.7%
Biotechnology            8.6%
Retail                   8.5%
Internet                 6.5%
(A)                      3.4%

(A) Short-term investments net of other assets and liabilities


TOP 5 EQUITY HOLDINGS:
                            % of Net Assets
Siebel Systems, Inc.        3.4%
Genzyme Corp.               3.3%
Protein Design Labs, Inc.   3.1%
Emulex Corp.                2.9%
Qlogic Corp.                2.9%
TOTAL TOP 5 HOLDINGS        15.6%


COMMENTARY
For the six-month period ended June 30, 2001, the Monetta Mid-Cap Equity Fund declined 28.73% versus a 0.46% return for the S&P 400 Mid-Cap
Index. The variance was specifically due to its technology and health-care weightings, which continued to be plagued by a rash of profit disappointments and uncertain economic conditions.

As these sectors rebounded in the second quarter, so did Fund performance. The Fund appreciated 20.83% versus the S&P 400 Mid-cap
Index return of 12.87%. Last quarter was the first time in five quarters that growth funds topped value portfolios. The rally was lead by the battered technology sector, which gained an average of 13.12%.

In terms of sector emphasis we continued to reposition the Fund into those sectors that should lead us out of the current economic doldrums. We increased our weighting in the software and semiconductors sectors, which represented 19.0% and 18.7% of net assets, respectively, as of June 30, 2001, while reducing exposure to the internet related sector and the electronics sector, which represented
6.5% and 4.5%, respectively, of net assets as of June 30, 2001. We gradually added to the retail sector, representing 8.5% of assets on June 30, 2001, with the purchase of J.C. Penney & Co.,
Toys R Us, Inc and Abercrombie & Fitch Co., which represented 1.2%, 2.2% and 2.4% respectively, of the Fund net assets on June 30, 2001.

The biotechnology sector had the most positive impact on performance since December 31, 2000.
Top performers included Protein Design Labs,
Inc. and Genzyme Corp. representing 3.1% and
3.3% of the Fund's June 30, 2001 net assets.
Technology was the worst performing sector, specifically holdings of New Focus, Inc. and Redback Networks, which were sold during the second quarter.

Clearly the economy has slowed from last years strong pace. Within the next few months we should be able to determine whether the Federal
Reserve easing policy, tax-cut and rebates, and lower energy prices will be enough to stimulate economic growth. If it is enough, we could have a strong finish to the year, especially in the washed out technology sector. If not, short-term market risk increases until a new economic catalyst surfaces.

MONETTA LARGE-CAP EQUITY FUND PERIOD ENDED          6/30/2001

Investment Objective:   Market Capitalization:  Total Net Assets:
Capital Appreciation    $97.0 billion           $4.1 million

PERFORMANCE:            Average Annual Total Return

                                                Since
                                                Inception
                           1 Year    5 Year     9/1/95
Monetta Large-Cap
  Equity Fund              - 52.87%  3.63%      6.26%
S&P 500 Index*             - 14.82%  14.48%     16.12%

*Source Lipper Analytical Services, Inc.
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Large-Cap Equity Fund to the S&P 500
Index. The S&P 500 Index is a broad measure representative of Large-Cap companies. Please refer to footnote at bottom of Page 2.

   DATE        LARGE     S&P500
   9/95        10,000    10,482
   12/95       10,574    11,105
   3/96        11,344    11,701
   6/96        11,923    12,225
   9/96        12,864    12,603
   12/96       13,555    13,653
   3/97        13,842    14,020
   6/97        15,621    16,465
   9/97        17,333    17,699
   12/97       17,167    18,207
   3/98        18,413    20,745
   6/98        18,008    21,433
   9/98        14,165    19,307
   12/98       18,716    23,441
   3/99        21,543    24,608
   6/99        22,880    26,343
   9/99        22,366    24,699
   12/99       28,820    28,372
   3/00        31,838    29,022
   6/00        30,259    28,250
   9/00        30,029    27,976
   12/00       24,512    25,788
   3/01        13,555    22,732
   6/01        14,260    24,062



PORTFOLIO COMPOSITION

All Other Industries             19.5%
Software                         14.5%
Semiconductors                   12.3%
Diversified Financial Services   11.1%
Media                            9.9%
Telecommunications               9.5%
Internet                         8.6%
Retail                           6.9%
Computers                        5.5%
(A)                              2.2%

(A) Short-term investments net of other assets and liabilities.

TOP 5 EQUITY HOLDINGS:
                              % of Net Assets
Novellus Systems, Inc.        7.0%
Int'l Business Machines Corp. 5.5%
AOL Time Warner, Inc.         5.2%
Citigroup, Inc.               5.2%
i2 Technologies, Inc.         4.8%
TOTAL TOP 5 HOLDINGS          27.7%


COMMENTARY
For the six-month ended June 30, 2001,
the Monetta Large-Cap Equity Fund fell
41.82% versus an S&P 500 Index decline
of 6.69%.  The variance was primarily
due to the funds growth stock emphasis
and specifically to its technology stock weightings. The demand for technology products appeared to have fallen in a Black Hole, resulting in earnings disappointments, poor earnings visibility and significant layoffs. Our investment strategy was to consolidate and add to the premier technology companies that are considered leaders in their respective sectors. We also added to non-technology sectors including financial services and media. This strategy proved to be effective in the second quarter as the fund appreciated
5.20% versus a 5.85% return of the S&P
500 Index.

In terms of sector weighting we added to the software and semiconductor sectors, which represented 14.5% and 12.3% of the assets on June 30, 2001. Securities added included; Novellus Systems, MAXIM
Integrated Products, Inc. and Mercury
Interactive Corp., which represented
7.0%, 3.3% and 4.4%, respectively, of
net assets on June 30, 2001.  Non-
technology names added to the portfolio
included; Philip Morris Companies,
tobacco/foods manufacturer, MetLife,
Inc., insurance/financial provider,
Merck & Co., a global pharmaceutical
company and Boeing Co., aircraft
manufacturer, which represented 2.5%,
2.3%, 2.3% and 2.0%, respectively, of
net assets on June 30, 2001.

For the six-month ended June 30, 2001,
the top performing stock was Novellus
Systems, Inc., while the worst
performing holdings included Ciena Corp.
and Siebel Systems, which were sold.

We appear to be at a point where most of the bad news is out and valuations are low enough to suggest it is almost too late to sell. The Fund is invested in solid, large capitalization companies that need only time to recover. We believe the greatest risk going forward is being out of the market at or near a potential bottom. It is very difficult to time market turnarounds but we cannot help feel that these are attractive valuation levels for an investor that has a reasonable investment horizon.
Most market corrections last between
twelve and eighteen months; we are now
into our sixteenth month.  If history
can be used as a guide, this would
appear to be more of a time to buy than
sell knowing that tangible proof of an
economic turnaround may not occur until
sometime in 2002.

MONETTA BALANCED FUND                         PERIOD ENDED 6/30/2001

Investment Objective:        MarketCapitalization:  Average Maturity:
Capital Appreciation/Income  $77.1 billion          9.7 Years

Total Net Assets:  $7.4 million


PERFORMANCE:                    Average Annual Total Return

                                                   Since Inception
                                 1 Year    5 Year  9/1/95
Monetta Balanced Fund            - 23.17%  9.14%   11.06%
S&P 500 Index*                   - 14.82%  14.48%  16.12%
Lehman Bros. Gov't/Credit
  Bond Index*                    11.13%    7.38%   6.96%

*Source Lipper Analytical Services, Inc.
Past performance is no guarantee of
future results. The principal value and
return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500
Index and the Lehman Gov't/Credit. Bond
Index with dividends and capital gains
reinvested. Please refer to footnote at
bottom of Page 2.


   DATE           Balanced     S&P 500              Lehman Corp/Govt
                                                    Bond
   9/95           10,000       10,482               10,000
   12/95          10,616       11,105               10,573
   3/96           11,131       11,701               10,326
   6/96           11,913       12,225               10,374
   9/96           12,547       12,603               10,557
   12/96          13,369       13,653               10,880
   3/97           13,358       14,020               10,786
   6/97           14,642       16,465               11,179
   9/97           16,431       17,699               11,570
   12/97          16,205       18,207               11,941
   3/98           17,321       20,745               12,123
   6/98           16,923       21,433               12,351
   9/98           15,004       19,307               12,962
   12/98          17,602       23,441               12,979
   3/99           18,952       24,608               12,823
   6/99           19,782       26,343               12,682
   9/99           19,353       24,699               12,751
   12/99          22,814       28,372               12,698
   3/00           24,609       29,022               13,040
   6/00           24,018       28,250               13,229
   9/00           24,833       27,976               13,609
   12/00          21,639       25,788               14,204
   3/01           17,500       22,732               14,658
   6/01           18,452       24,062               14,702



PORTFOLIO COMPOSITION

Common Stocks           49.0%
Corporate Bonds         30.5%
Treasury Notes          13.4%
U.S. Gov't Agencies     3.9%
Asset Backed Securities 1.9%
(A)                     1.3%

(A) Short-term investments net of other assets and liabilities.


TOP 5 EQUITY HOLDINGS:
                                % of Net
                                Assets
Novellus Systems, Inc.          3.1%
Cardinal Health, Inc.           2.8%
Johnson & Johnson Co.           2.7%
Intuit, Inc.                    2.7%
Qlogic Corp.                    2.6%
TOTAL TOP 5 HOLDINGS            13.9%


COMMENTARY
For the six-month period ended June 30, 2001, the Monetta
Balanced Fund declined 14.72%. This compares to an S&P 500 Index return of negative 6.69% and the Lehman Brothers Government/Credit Bond Index return of 3.51%.

At June 30, 2001 the portfolio
consisted of approximately 49% stocks and 51% fixed income securities. At December 31, 2000, the composite was approximately 60% equity and 40% fixed income. This shift is primarily due to the market decline in the stock portion of the portfolio.

The Fund was moderately active during the six-month period as we gradually shifted into non-technology sectors. New purchases included; Viacom, Inc., Philip Morris Company, Inc. and General Electric which represented 2.5%, 2.0% and 2.0% of the net assets on June 30, 2001. Negatively affecting Fund performance, were the holdings of New Focus, Inc. and Broadcom Corp., which were sold, primarily due to earnings disappointments and a deteriorating long-term outlook.

Corporate bond securities, which represented approximately 60% of the fixed income portfolio was the best performing sector.
Treasury notes and government agency securities totaled 34% of the portfolio at June 30, 2001.

As rates declined, the Fund's fixed income strategy in the first half 2001 was designed to overweight exposure to the corporate bond asset class within a ten year maturity range, maintain a long maturity presence in Treasuries and agencies, and gradually bring the duration of the Fund to a more neutral stance versus the Lehman Government/Credit Index.

The bond portion of the Fund is maintaining a slight overweight in the energy and utility sectors with such names as CIL Corp and National Rural Utilities, representing 4.3% and 4.1%, respectively, of net assets on June 30, 2001. The only technology weighting was in the telecommunication sector, specifically LCI Int'l Inc., representing 1.4% of net assets on June 30, 2001. The Fund continues to maintain an AA average investment rating and does not anticipate any significant change.

Although the risk of a slowing economy remains, we believe the growth stocks and the high grade bonds held would benefit from an improving economic growth and easing monetary policy.

MONETTA INTERMEDIATE BOND FUND               PERIOD ENDED 6/30/2001

Investment Objective: 30-Day SECYield:   Average Maturity:
Income                5.59%              4.7 Years

Total Net Assets: $30.7 million

PERFORMANCE:                Average AnnualTotal Return

                                                    Since Inception
                             1 Year    5 Year       3/1/93
Monetta Intermediate
  Bond Fund                  11.41%    7.34%        7.11%
Lehman Interm.
  Gov't/ Credit Bond Index*  11.04%    7.01%        6.30%

*Source Lipper AnalyticalServices, Inc. Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. **Total returns are net of a portion or all of the advisory fees waived by the Advisor. Had fees not been waived, the 30-day SEC yield would have been 5.49% versus 5.59%. The graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Intermediate Government/Credit Bond Index. The
Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market. Please refer to footnote at bottom of Page 2.


 DATE            Monetta           Lehman
                                   Int.Corp/Bond
 3/1/1993        10,000            10,007
   3/93          10,000            10,028
   6/93          10,399            10,255
   9/93          10,732            10,486
   12/93         10,817            10,504
   3/94          10,585            10,291
   6/94          10,494            10,229
   9/94          10,613            10,313
   12/94         10,705            10,302
   3/95          11,270            10,754
   6/95          11,866            11,292
   9/95          12,046            11,479
   12/95         12,282            11,883
   3/96          12,245            11,784
   6/96          12,428            11,859
   9/96          12,702            12,068
   12/96         13,074            12,364
   3/97          13,041            12,350
   6/97          13,485            12,715
   9/97          13,908            13,058
   12/97         14,238            13,338
   3/98          14,443            13,546
   6/98          14,748            13,800
   9/98          15,382            14,420
   12/98         15,431            14,463
   3/99          15,548            14,436
   6/99          15,371            14,378
   9/99          15,632            14,510
   12/99         15,678            14,517
   3/00          15,902            14,735
   6/00          15,897            14,984
   9/00          16,376            15,416
   12/00         16,952            15,986
   3/01          17,552            16,528
   6/01          17,712            16,639



PORTFOLIO COMPOSITION

Corporate Bonds        82.0%
U.S. Gov't Agencies    12.3%
(A)                    4.6%
Treasury Notes         1.1%

(A)  Short-term investments net of other assets and liabilities.



MATURITY PROFILE:
                         %
                    of Net
                    Assets
1 Year or Less      12.2%
1-3 Years           29.8%
3-6 Years           26.9%
6-10 Years          31.1%
Over 10 Years       0.0%
TOTAL               100.0%

COMMENTARY
For the six-month period ended June 30, 2001, the Monetta Intermediate Bond Fund had a return of 4.48% versus the Lehman Brothers Government/Credit Bond Index of 4.08%. The Fund's performance for the year ended June 30, 2001 was 11.41%.

The return generated by the Fund was a product of the 2nd best consecutive six-month period ever for the high-grade corporate bond asset class. Conseco
Finance, which represents 3.1% of net assets on June
30, 2001, was the star performer in the portfolio as the security valuation recovered significantly reflecting the improvement in company fundamentals under new CEO Gary Wendt. Also on the positive side, the Fund's only exposure to the technology sector was Motorola, which was sold during the first quarter with minimal performance impact.

The bond market performance for the first half of 2001 was dominated by two main factors - near record setting performance by high-grade credit product and a steepening yield curve. Although fundamental credit quality trends were neutral at best, lower quality securities, particularly the BBB rated, were the best performers. Over 50% of the excess return for the asset class took place in January alone - the result of a powerful combination of cheap January 1, 2001 valuations and declining short-term interest rates.
The Federal Reserve was the dominant force by virtue of an aggressive easing of short-term interest rates - three in each quarter. As one might expect, the bond market yield curve became markedly steeper for the first half 2001 - a sharp contrast from our commentary one year ago. The steepening of the yield curve is a normal occurrence during periods when the Federal Reserve is in an easing mode and generally occurs at the beginning stages of an economic cycle upturn.

We believe the second half 2001 could be somewhat more sanguine. Much of the positive momentum that has been in place has started to fade. The Fund will continue to overweight the higher yielding credit sectors of the bond market because the yield premium for owning non-Treasury securities is still historically high - but we are migrating toward a more cautious posture leading into third quarter 2001. We believe the Federal Reserve is likely to sit back for a bit to give the markets time to digest the past six months. The third quarter will be crucial as we begin to see if early Fed aggressiveness in lowering rates affects the economy with the usual six to nine months lag. The Fund will contrive to maintain neutral maturity/duration while emphasizing sector and security selection.

MONETTA GOVERNMENT MONEY MARKET FUND       PERIOD ENDED 6/30/2001

Investment Objective:            7-Day Yield:  Average Days to Maturity:
Income and Capital Preservation  3.42%**       16 Days

Total Nets Assets:
$4.7 million


PERFORMANCE:                       Average Annual Total Return

                                                     Since Inception
                                 1 Year    5 Year    3/1/93
Monetta Government
  Money Market Fund              5.59%**   5.24%**   4.91%**
Lipper US Gov't Money
  Market Funds Avg.*             5.29%     4.98%     4.62%

*Source Lipper Analytical Services, Inc. Lipper is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective. Past performance is no guarantee of future results.

Past performance is no guarantee of future results.
**Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day SEC yield would have been 3.07%, versus 3.42%, on June 30, 2001. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please refer to footnote at bottom of Page 2.

 DATE             Monetta            Lip. Money Mkt
                                     Avg.
 3/1/1993         10,000             10,000
   3/93           10,013             10,023
   6/93           10,072             10,088
   9/93           10,147             10,154
   12/93          10,224             10,222
   3/94           10,301             10,290
   6/94           10,396             10,374
   9/94           10,507             10,475
   12/94          10,637             10,597
   3/95           10,788             10,738
   6/95           10,950             10,885
   9/95           11,110             11,030
   12/95          11,262             11,174
   3/96           11,401             11,309
   6/96           11,539             11,440
   9/96           11,683             11,579
   12/96          11,832             11,711
   3/97           11,977             11,846
   6/97           12,126             11,988
   9/97           12,281             12,135
   12/97          12,441             12,284
   3/98           12,599             12,433
   6/98           12,760             12,585
   9/98           12,927             12,738
   12/98          13,091             12,894
   3/99           13,244             13,045
   6/99           13,397             13,180
   9/99           13,554             13,327
   12/99          13,726             13,485
   3/00           13,908             13,655
   6/00           14,109             13,843
   9/00           14,326             14,057
   12/00          14,555             14,265
   3/01           14,747             14,444
   6/01           14,896             14,585



PORTFOLIO COMPOSITION

Int'l Bank Reconst.Mortg. Corp.  39.5%
Federal Farm Credit              30.4%
(A) Fed. Home Loan Mortg. Corp.  30.1%

(A) Net of Other Assets and Liabilieties.


ALLOCATION:
Government Obligations         99.7%
Other Assets Less Liabilities  0.3%
TOTAL                          100.0%


COMMENTARY
For the six-month period ended June 30,
2001, the Monetta Government Money Market
Fund had a 2.35% return.  For the year
ended June 30, 2001 the return was 5.59%.

The first half 2001 was witness to an
unprecedented effort by Alan Greenspan and the Federal Reserve to get the U.S. economy back on track. Mr. Greenspan has taken full advantage of the one steering mechanism at the Fed's disposal to influence the markets: the manipulation of short-term interest rates. For the six-month period ending June 30, 2001, short rates had dropped 2.75%. This drop in short rates precipitated a steepness in the yield curve not seen since 1994. The full scale assault on short term interest rates in first half 2001 was an aggressive reversal of policy for Mr. Greenspan who has tended to prefer the measured and methodical approach to economic cycle control.

We feel that there is at least one more short rate cut in the queue for the third quarter but that the Fed will become reticent to make any more cuts until the effects of their current easing policy have had a chance to work through the economy. The key to a quick economic recovery is the resiliency of the consumer and some clear evidence that there is some improvement in the manufacturing arena.

The Fund's basic investment strategy has not changed. We continue to overweigh the agency discount sector versus T-bills because of the yield premium this sector provides. The average maturity of the Fund at June 30, 2001 was 16 days. We do not anticipate any major changes in the average maturity given our bias for short rates in the next three to six months.

The Monetta Government Money Market Fund is the most conservative of the Monetta Family of Funds. Its primary objectives are the preservation of capital and liquidity. The investment emphasis is on stability and the highest quality investments.

(THIS PAGE INTENTIONALLY LEFT BLANK)

SCHEDULE OF INVESTMENTS (UNAUDITED)       JUNE 30, 2001

MONETTA FUND

COMMON STOCKS - 90.4%
                                          VALUE
NUMBER OF SHARES                          (In Thousands)

Chemicals - 5.1%
58,100    Cabot Corp.                     $2,091
*39,000   Cabot Microelectronics Corp.     2,418
                                           4,509
Commercial Services -7.7%
120,000   Caremark Rx, Inc.                1,974
*120,000  MAXIMUS, Inc.                    4,811
                                           6,785
Computers - 2.6%
*6,000    Brocade Communications
           Systems,Inc.                    264
*60,000   Carreker Corp.                   1,290
*45,000   StorageNetworks, Inc.            765
                                           2,319

Healthcare-Products and Services - 9.6%
46,000    Beckman Coulter, Inc.            1,877
*68,000   Henry Schein,Inc.                2,601
*83,000   RehabCare Group, Inc.            4,001
                                           8,479
Oil&Gas Services - 6.9%
*50,000   Hanover Compressor Co.           1,655
*30,200   Oceaneering Int'l, Inc.          627
*375,000  Petroleum Geo-Services ASA -
           Spon ADR                        3,791
                                           6,073
Pharmaceuticals - 17.2%
*21,000   Andrx Group,Inc.                 1,617
*60,000   Medicis Pharmaceutical Corp-CL A 3,180
*26,000   Pharmacopeia, Inc.               624
*96,500   Syncor Int'l Corp.               2,992
*110,000  Watson Pharmaceuticals, Inc.     6,780
                                           15,193

Retail - 10.3%
*74,000   Christopher & Banks Corp.        2,412
*100,000  Duane Reade, Inc.                3,250
*42,000   Hibbett Sporting Goods, Inc.     1,557
*27,000   O'Reilly Automotive, Inc.        775
*45,000   Toys 'R' Us, Inc.                1,114
                                           9,108
Semiconductors - 9.0%
*71,700   Actel Corp.                      1,760
*26,800   Exar Corp.                       530
*46,900   Intersil Holding Corp.           1,707
*22,000   Micrel, Inc.                     726
*11,000   NVIDIA Corp.                     1,020
*35,000   Qlogic Corp.                     2,256
                                           7,999

Software - 6.4%
*350,000  Aremissoft Corp.                 5,670

Telecommunications - 5.9%
*45,000   Digital Lightwave, Inc.          1,663
*29,000   Emulex Corp.                     1,172
*80,000   Foundry Networks, Inc.           1,598
*30,000   RF Micro Devices, Inc.           804
                                           5,237

Miscellaneous - 9.7%
*105,000  American Power Conversion Corp.  1,654
*35,000   Anchor Gaming                    2,262
30,000    CONSOL Energy, Inc.              759
*70,000   Instinet Group, Inc.             1,305
*23,000   Mohawk Industries, Inc.          809
*55,000 WMS Industries, Inc.               1,769
                                           8,558

TOTAL COMMON STOCKS                        79,930
   (COST $73,362) (A)

VARIABLE DEMAND NOTES - 2.0%
Principal Amount
1,796,200 Firstar Bank, N.A. - 3.42%       1,796

COMMERCIAL PAPER - 9.1%
Principal Amount
4,000,000 Toyota Motor Credit - 3.82%
           Due 07/03/01                    3,999
4,000,000 Textron, Inc.- 3.72%
            Due 07/13/01                   3,995
                                           7,994

Total Short-Term Investments - 11.1%       9,790

Total Investments - 101.5%                 89,720
   (Cost $83,152) (a)

Other Net Assets Less Liabilities-(1.5%)   (1,351)

Net Assets - 100%                          $88,369

(a)Cost is identical for book and tax
purposes; the aggregate gross unrealized appreciation is $8,636, and aggregate gross unrealized depreciation is $2,068, resulting in net unrealized appreciation of $6,568 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

SCHEDULE OF INVESTMENTS (UNAUDITED)       JUNE 30, 2001

MONETTA SMALL-CAP EQUITY FUND

COMMON STOCKS - 90.7%                        VALUE
NUMBER OF SHARES                             (In Thousands)

Chemicals - 3.0%
*1,700    Cabot Microelectronics Corp.       $ 105

Commercial Services - 4.6%
*4,000    MAXIMUS, Inc.                      160

Electrical Component & Equipment - 4.5%
*10,000   American Power Conversion Corp.    158

Entertainment - 4.8%
*2,600    Anchor Gaming                      168

Environmental Control -4.6%
*20,700   Waste Holdings, Inc.               162

Healthcare-Products -9.0%
4,000     Beckman Coulter, Inc.              163
*4,000    Henry Schein, Inc.                 153
                                             316
Lodging - 4.1%
*25,000   Boyd Gaming Corp.                  144

Oil & Gas Services - 4.3%
*15,000   Petroleum Geo-Services ASA
           - Spon ADR                        152

Pharmaceuticals - 14.9%
*2,000    Medicis Pharmaceutical Corp.-CL A  106
*5,500    Syncor Int'l Corp.                 170
*4,000    Watson Pharmaceuticals, Inc.       247
                                             523

Retail - 8.6%
*3,000    Christopher & Banks Corp.          98
*2,300    Duane Reade, Inc.                  75
*3,500    Hibbett Sporting Goods, Inc.       129
                                             302

Semiconductors - 14.1%
*2,000    Intersil Holding Corp.             73
*1,200    Marvell Technology Group Ltd.      32
*3,600    Micrel, Inc.                       119
*4,200    Qlogic Corp.                       271
                                             495
Software - 3.9%
*8,400    Aremissoft Corp.                   136

Telecommunications - 10.3%
*4,000    Emulex Corp.                       161
*10,000   Foundry Networks, Inc.             200
                                             361

Total Common Stocks                          3,182
   (Cost $2,823) (a)

VARIABLE DEMAND NOTES -7.6%
Principal Amount
141,500   American Family- 3.47%             141
127,300   Firstar Bank,N.A. - 3.42%          127
                                             268

COMMERCIAL PAPER - 4.3%
Principal Amount
150,000   General Electric Capital Corp -3.62%
            Due 07/12/01                     150

Total Short-Term Investments - 11.9%         418

Total Investments - 102.6%                   3,600
   (Cost $3,241) (a)

Other Net Assets Less Liabilities - (2.6%)   (91)

Net Assets - 100%                            $3,509


(a)Cost is identical for book and tax
purposes; the aggregate gross unrealized appreciation is $394, and aggregate gross unrealized depreciation is $35, resulting in net unrealized appreciation of $359 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

SCHEDULE OF INVESTMENTS (UNAUDITED)                 JUNE 30, 2001

MONETTA MID-CAP EQUITY FUND

COMMON STOCKS - 96.6%                               VALUE
NUMBER OF SHARES                                    (In Thousands)

Biotechnology - 8.6%
*6,000    Genzyme Corp.- Gen'l. Division            $ 366
*4,000    Human Genome Sciences, Inc.               241
*4,000    Protein Design Labs, Inc.                 347
                                                    954

Computers - 4.0%
*4,000    Brocade Communications Systems, Inc.      176
*4,000    VERITAS Software Corp.                    266
                                                    442

Diversified Financial Services - 3.3%
3,000     Capital One Financial, Inc.               180
*10,000   Instinet Group, Inc.                      186
                                                    366
Electronics - 4.5%
*4,000    Celestica, Inc.                           206
11,040    Flextronics Int'l Ltd.                    288
                                                    494
Internet - 6.5%
*3,000    Check Point Software Technologies Ltd.    152
*6,000    Internet Security Systems, Inc.           291
*5,000    Openwave Systems, Inc.                    174
*5,000    webMethods, Inc.                          106
                                                    723

Retail - 8.5%
*6,000    Abercrombie & Fitch Co. - CL A            267
*2,000    Best Buy Co., Inc.                        127
*4,000    Brinker Int'l, Inc.                       103
5,000     J.C. Penney Co., Inc.                     132
*3,000    Starbucks Corp.                           69
*10,000   Toys 'R' Us, Inc.                         248
                                                    946

Semiconductors - 18.7%
*10,000   Applied Micro Circuits Corp.              172
*5,000    Broadcom Corp. - CL A                     214
*3,000    Dupont Photomasks, Inc.                   145
*5,000    KLA - Tencor Corp.                        292
*7,000    Marvell Technology Group Ltd.             188
*5,000    Micrel, Inc.                              165
*4,000    Novellus Systems, Inc.                    227
*2,000    NVIDIA Corp.                              186
*5,000    Qlogic Corp.                              322
*4,000    Xilinx, Inc.                              165
                                                    2,076

Software - 19.0%
*17,900   Aremissoft Corp.                          290
*8,000    BEA Systems, Inc.                         246
*3,000    Electronic Arts, Inc.                     174
4,000     Intuit, Inc.                              160
*4,000    Mercury Interactive Corp.                 239
*10,000   OpenTV Corp.                              140
*10,000   Peregrine Systems, Inc.                   290
4,000     SEI Investments Co.                       190
*8,000    Siebel Systems, Inc.                      375
                                                    2,104

Telecommunications -14.7%
*10,000   Acterna Corp.                             110
*10,000   Aeroflex, Inc.                            105
*10,000   Allegiance Telecom, Inc.                  150
*8,000    Echostar Communications Corp. - CL A      259
*8,000    Emulex Corp.                              323
*5,000    Extreme Networks, Inc.                    148
5,000     Newport Corp.                             133
*10,000   RF Micro Devices, Inc.                    268
*6,000    Sonus Networks, Inc.                      140
                                                    1,636

Miscellaneous - 8.8%
*4,000    Cabot Microelectronics Corp.              248
6,000     Calpine Corp.                             227
3,000     Dynegy, Inc.- CL A                        139
*4,000    Gilead Sciences, Inc.                     233
3,000     Transocean Sedco Forex, Inc.              124
                                                    971

TOTAL COMMON STOCKS                                 10,712
   (COST $9,444) (A)

VARIABLE DEMAND NOTES -2.1%
Principal Amount
301,700 Firstar Bank,N.A. - 3.42%                   233

Total Investments - 98.7%                           10,945
   (Cost $9,677) (a)

Other Net Assets Less Liabilities - 1.3%            143

Net Assets - 100%                                   $11,088


(a)Cost is identical for book and tax
purposes; the aggregate gross unrealized appreciation is $1,624, and aggregate gross unrealized depreciation is $356, resulting in net unrealized appreciation of $1,268 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

SCHEDULE OF INVESTMENTS (UNAUDITED)                 JUNE 30, 2001

MONETTA LARGE-CAP EQUITY FUND

COMMON STOCKS - 97.8%                               VALUE
NUMBER OF SHARES                                    (In Thousands)

Aerospace/Defense - 2.0%
1,500     Boeing Co.                                $ 83

Agriculture - 2.5%
2,000     Philip Morris Companies, Inc.             102

Biotechnology - 4.4%
*3,000    Human Genome Sciences, Inc.               181

Computers - 5.5%
2,000     Int'l Business Machines Corp.             226

Diversified Financial Services - 11.1%
4,000     American Express Co.                      155
4,000     Citigroup, Inc.                           211
1,000     The Goldman Sachs Group, Inc.             86
                                                    452

Insurance - 2.3%
3,000     MetLife, Inc.                             93

Internet - 8.6%
*3,000    Check Point Software Technologies Ltd.    152
*10,000   i2 Technologies, Inc.                     198
                                                    350
Media - 9.9%
*4,000    AOL Time Warner, Inc.                     212
3,000     The Walt Disney Co.                       87
*2,000    Viacom, Inc.- CL B                        103
                                                    402
Miscellaneous Manufacturing - 2.4%
2,000     General Electric Co.                      98

Pharmaceuticals - 2.3%
1,500     Merck & Co., Inc.                         96

Pipelines - 3.6%
3,000     Enron Corp.                               147

Retail - 6.9%
2,000     Home Depot, Inc.                          93
*3,000    Kohl's Corp.                              188
                                                    281
Semiconductors - 12.3%
3,000     Intel Corp.                               88
*3,000    Maxim Integrated Products, Inc.           132
*5,000    Novellus Systems, Inc.                    284
                                                    504
Software - 14.5%
*3,000    Mercury Interactive Corp.                 180
2,000     Microsoft Corp.                           145
*5,000    Oracle Corp.                              95
*6,000    Peregrine Systems, Inc.                   174
                                                    594
Telecommunications - 9.5%
*5,000    Cisco Systems, Inc.                       91
*6,000    Foundry Networks, Inc.                    120
*3,000    Qualcomm, Inc.                            175
                                                    386

TOTAL COMMON STOCKS                                 3,995
    (COST $3,645)(A)

VARIABLE DEMAND NOTES -2.2%
PRINCIPAL AMOUNT
89,800    Firstar Bank,N.A. - 3.42%                 90

Total Investments -100.0%                           4,085
    (Cost $3,735)(a)

Other Net Assets Less Liabilities - (0.0%)          (1)

Net Assets - 100%                                   $4,084

 (a)Cost is identical for book and tax
purposes; the aggregate gross unrealized appreciation is $527, and aggregate gross unrealized depreciation is $177, resulting in net unrealized appreciation of $350 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

SCHEDULE OF INVESTMENTS (UNAUDITED)                  JUNE 30, 2001

MONETTA BALANCED FUND

COMMON STOCKS - 49.0%                                Value
NUMBER OF SHARES                                     (In Thousands)

Agriculture - 2.0%
3,000     Philip Morris Companies, Inc.              $ 152

Biotechnology - 2.6%
*3,000    Myriad Genetics, Inc.                      190

Computers - 2.2%
*2,500    VERITAS Software Corp.                     166

Diversified Financial Services - 4.3%
2,666     Citigroup, Inc.                            141
3,000     Merrill Lynch & Co., Inc.                  178
                                                     319
Healthcare-Products -2.7%
4,000     Johnson & Johnson Co.                      200

Media - 4.0%
4,000     The Walt Disney Co.                        115
*3,500    Viacom, Inc. - CL A                        186
                                                     301
Miscellaneous Manufacturing - 2.0%
3,000     General Electric Co.                       146

Pharmaceuticals - 4.9%
*2,000    Andrx Group, Inc.                          154
3,000     Cardinal Health, Inc.                      207
                                                     361
Pipelines - 1.9%
3,000     Dynegy, Inc. - CL A                        140

Retail - 4.2%
4,000     Home Depot, Inc.                           186
*2,000    Kohl's Corp.                               126
                                                     312
Semiconductors - 5.7%
*4,000    Novellus Systems, Inc.                     227
*3,000    Qlogic Corp.                               193
                                                     420
Software - 6.5%
5,000     Intuit, Inc.                               200
2,000     Microsoft Corp.                            145
*3,000    Siebel Systems, Inc.                       141
                                                     486
Miscellaneous - 6.0%
2,000     Boeing Co.                                 111
*5,000    i2 Technologies, Inc.                      99
*10,000   Petroleum Geo-Services ASA -Spon ADR       101
*5,000    RF Micro Devices, Inc.                     134
                                                     445

TOTAL COMMON STOCKS                                  3,638
  (COST $3,187)(A)

VARIABLE DEMAND NOTES - 0.8%
PRINCIPAL AMOUNT
59,500    Firstar Bank, N.A. - 3.42%                 60

TREASURY NOTES - 13.4%
PRINCIPAL AMOUNT
100,000   U.S. Treasury Note
            5.000% Due 02/15/11                       97
350,000   U.S. Treasury Note
            8.125% Due 08/15/19                      436
425,000   U.S. Treasury Note
            6.500% Due 11/15/26                      458
                                                     991
CORPORATE BONDS - 30.5%
PRINCIPAL AMOUNT
200,000   Chase Manhattan Corp.
            9.750% Due 11/01/01                      204
100,000   Edison Int'l, Inc.
            6.564% Due 11/01/01                      96
75,000    Dominion Resources, Inc.
            6.000% Due 01/31/03                      76
300,000   National Rural Utilities
            6.250% Due 04/15/03                      304
150,000   US Central Credit Union
            6.000% Due 05/21/03                      152
100,000   Corp. Andina DeFomento
            7.750% Due 03/01/04                      104
100,000   Countrywide Home Loan Corp.
            6.850% Due 06/15/04                      103
175,000   Ford Motor Credit Co.
            7.600% Due 08/01/05                      183
100,000   Enron Corp.
            8.000% Due 08/15/05                      103
100,000   LCI Int'l, Inc.
            7.250% Due 06/15/07                      103

SCHEDULE OF INVESTMENTS (UNAUDITED)                  JUNE 30, 2001

MONETTA BALANCED FUND (CON'T)

CORPORATE BONDS                                      VALUE
PRINCIPAL AMOUNT                                     (In Thousands)

125,000   El Paso Corp.
            6.950% Due 12/15/07                      124
125,000   General Electric Capital Corp.
            8.625% Due 06/15/08                      140
125,000   Quebec Province
            5.750% Due 02/15/09                      120
300,000   CIL Corp.
            8.700% Due 10/15/09                      315
125,000   John Hancock Global FDG II
            7.900% Due 07/02/10                      137
                                                     2,264

ASSET BACKED SECURITES- 1.9%
PRINCIPAL AMOUNT
141,388   Green Tree Home Impv. Mortgage
            6.780% Due 6/15/28                       144

U.S. GOVERNMENT AGENCIES - 3.9%
PRINCIPAL AMOUNT
125,000   Federal National Mortgage Assn
            5.500% Due 05/02/06                      125
150,000   Federal National Mortgage Assn
            7.250% Due 01/15/10                      161
                                                     286

TOTAL INVESTMENTS - 99.5%                            7,383
    (COST $6,879)(A)

Other Net Assets Less Liabilities - 0.5%             39

Net Assets - 100%                                    $7,422


(a)Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $610 and aggregate gross unrealized depreciation is $106, resulting in net unrealized appreciation of $504 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

MONETTA INTERMEDIATE BOND FUND

CORPORATE BONDS - 82.0%                                Value
PRINCIPAL AMOUNT                                       (In Thousands)

700,000   Chase Manhattan Corp
            9.750% Due 11/01/01                        $ 712
325,000   Edison Int'l,Inc.
            6.564% Due 11/01/01                        311
850,000   Province of Ontario
            7.750% Due 06/04/02                        877
750,000   Cox Enterprises, Inc.
            6.625% Due 06/14/02                        761
500,000   US Bank NA Minnesota
            4.234% Due 07/19/02                        500
1,020,000 Dominion Resources, Inc.
            6.000% Due 01/31/03                        1,032
100,000   Del Webb Corp.
            9.750% Due 03/01/03                        101
850,000   National Rural Utilities
            6.250% Due 04/15/03                        862
500,000   US Central Credit Union
            6.000% Due 05/21/03                        507
1,000,000 Conseco, Inc.
            8.750% Due 02/09/04                        950
800,000   Corp. Andina DeFomento
            7.750% Due 03/01/04                        835
775,000   Conoco, Inc.
            5.900% Due 04/15/04                        785
1,000,000 Wells Fargo Financial Corp.
            5.450% Due 05/03/04                        1,003
875,000   Countrywide Home Loan Corp.
            6.850% Due 06/15/04                        902
250,000   American Express
            6.750% Due 06/23/04                        259
750,000   Diageo Capital PLC
            6.625% Due 06/24/04                        775
850,000   Ford Motor Credit Co.
            7.600% Due 08/01/05                        887
750,000   Enron Corp.
            8.000% Due 08/15/05                        774
1,000,000 Citigroup, Inc.
            6.750% Due 12/01/05                        1,035
1,000,000 Tyco Int'l Ltd.
            6.375% Due 02/15/06                        1,010
500,000   Cargill, Inc.
            6.250% Due 05/01/06                        500
600,000   LCI Int'l, Inc.
            7.250% Due 06/15/07                        618
850,000   Lehman Brothers Holding Co.
            8.250% Due 06/15/07                        918
775,000   El Paso Corp.
            6.950% Due 12/15/07                        768

SCHEDULE OF INVESTMENTS (UNAUDITED)                    JUNE 30, 2001

MONETTA INTERMEDIATE BOND FUND (Con't)
CORPORATE BONDS                                        Value
PRINCIPAL AMOUNT                                       (In Thousands)

750,000   Prudential Funding LLC
            6.600% Due 05/15/08                        745
550,000   General Electric Capital Corp.
            8.625% Due 06/15/08                        618
600,000   Quebec Province
            5.750% Due 02/15/09                        579
1,000,000 Comcast Cable Communications Corp.
            6.875% Due 06/15/09                        997
1,000,000 CIL Corp.
            8.700% Due 10/15/09                        1,051
978,000   United Airlines Corp.
            7.730% Due 07/01/10                        1,027
875,000   John Hancock Global FDG II
            7.900% Due 07/02/10                        956
1,000,000 Dynegy-Roseton Danskammer
            7.270% Due 11/08/10                        997
500,000   Washington Mutual Financial Corp.
            6.875% Due 05/15/11                        499
                                                       25,151

U.S. GOVERNMENT AGENCIES - 12.3%
550,000   Federal Home Loan Bank
            6.875% Due 08/15/03                        573
250,000   HUD Housing and Urban Development
            6.360% Due 08/01/04                        259
1,000,000 Federal National Mortgage Assn
            5.500% Due 05/02/06                        999
800,000   Federal Home Loan Bank
            7.625% Due 05/15/07                        875
1,000,000 Federal National Mortgage Assn
            7.250% Due 01/15/10                        1,076
                                                       3,782
TREASURY NOTES - 1.1%
50,000    U.S. Treasury Note
            5.750% Due 11/15/05                        51
250,000   U.S. Treasury Note
            6.875% Due 05/15/06                        270
                                                       321
VARIABLE DEMAND NOTES -3.0%
904,650   Firstar Bank,N.A. - 3.42%                    905

TOTAL INVESTMENTS -98.4%                               30,159
   (COST $29,876)(A)

Other Net Assets Less Liabilities - 1.6%               499

Net Assets - 100%                                      $30,658


(a)Cost is identical for book and tax
purposes; the aggregate gross unrealized appreciation is $409 and aggregate gross unrealized depreciation is $126, resulting in net unrealized appreciation of $283 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.





MONETTA GOVERNMENT MONEY MARKET FUND
                                                       Value
                                                       (In Thousands)

FEDERAL FARM CREDIT -30.4%
PRINCIPAL AMOUNT
660,000   Due 07/02/01 -3.85%                            $ 660
757,000   Due 07/09/01 -3.80%                            756
                                                         1,416

FEDERAL HOME LOAN MORTGAGE CORP. - 29.8%
PRINCIPAL AMOUNT
1,395,000 Due 07/17/01- 3.71%                            1,393

INT'L BANK RECONSTRUCTION & DEVLOPMENT - 39.5%
PRINCIPAL AMOUNT
1,845,000 Due 07/24/01- 3.56%                            1,841

Total Investments -99.7%                                 4,650
        (Cost $4,650)(a)

Other Net Assets Less Liabilities - 0.3%                 12

Net Assets - 100%                                        $4,662

(a)Cost is identical for book and tax purposes.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES                    JUNE 30, 2001
(IN THOUSANDS)                                          (UNAUDITED)


                           Small-   Mid-     Large-                    Gov't
                           Cap      Cap      Cap              Interm.  Money
                 Monetta   Equity   Equity   Equity  Balanced Bond     Market
                   Fund     Fund     Fund     Fund    Fund    Fund     Fund
ASSETS:
Investments at
market value
(cost: $83,152;
$3,241; $9,677;
$3,735; $6,879;
$29,876; $4,650)
(Note 1)           $89,720  $3,600   $10,945  $4,085  $7,383  $30,159  $4,650

Cash                     0       2       (a)     (a)       0       43      18

Receivables:
Interest and
 dividends              11       1         1     (a)      62      443       0

Securities sold        921      26       300     307       0        0       0

Fund shares sold         0       0       (a)     (a)       0       35       0

Total Assets        90,652   3,629    11,246   4,392   7,445   30,680   4,668

LIABILITIES:
Payables:
Custodial bank          16       0         0       1       2        0       0

Investment
advisory fees
(Note 2)                73       2         7       3       3        6       0

Distribution and
 service charges
 payable                 0       2        13       4       7        8       0

Investments
 purchased           2,083      97       125     285       0        0       0


Fund shares
 redeemed                0       6       (a)       0       2        0       0

Income
 Distribution            0       0         0       0       0        0       1

Accrued
 expenses              111      13        13      15       9        8       5

Total Liabilities    2,283     120       158     308      23       22       6

NET ASSETS          88,369   3,509    11,088   4,084   7,422   30,658   4,662

Analysis of net assets:
Paid in capital (b)101,943   3,922    15,010   6,449   8,497   30,340   4,662

Accumulated
 undistributed
 net investment
 income (loss)           4     (8)      (51)    (39)       1       18       0

Accumulated
 undistributed
 net realized gain
 (loss)           (20,146)   (764)   (5,139) (2,676) (1,580)       17       0

Net unrealized
 appreciation
 on investments      6,568     359     1,268     350     504      283       0

Net Assets         $88,369  $3,509   $11,088  $4,084  $7,422  $30,658  $4,662

Net asset value,
 offering price,
 and redemption
 price per
 share (8,413
 shares of capital
 stock and 290;
 1,318; 480;
 690; 2,919;
 4,662 shares of
 beneficial interest
 issued and
 outstanding
 respectively)     $10.50   $12.08    $8.41    $8.50  $10.76  $10.50    $1.00

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $84 of $0.01 par value and $101,859 of additional paid in capital, 100 million shares are authorized.
Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.

STATEMENTS OF OPERATIONS                       SIX MONTHS ENDED JUNE 30, 2001
(IN THOUSANDS)                                                    (UNAUDITED)

                                                                             Gov't
                               Small-Cap Mid-Cap  Large-Cap          Interm. Monety
                     Monetta   Equity    Equity   Equity    Balanced Bond    Market
                     Fund      Fund      Fund     Fund      Fund     Fund    Fund

Investment
 income and
 expenses:
 Investment  income:
Interest             $427      $32       $23      $6        $134     $943    $113

Dividend             62        0         6        7         9        0       0

Other income         200       4         5        2         9        0       0

Total investment
 income              689       36        34       15        152      943     113

Expenses:
Investment
 advisory fee
 (Note 2)            467       14        46       19        16       50      6

Distribution
 expense             0         5         15       6         10       35      2

Custodial fees
 and bank
 cash management
 fee                 27        3         6        3         3        5       1

Transfer and
 shareholder
 servicing agent
 fee                 192       22        18       26        13       8       7

Other                0         0         (a)      0         0        0       0

Total expenses       686       44        85       54        42       98      16

Expenses waived
 and
 reimbursed          0         0         0        0         0        (14)    (8)

Expenses net
 of waived and
 reimbursed
 expenses            686       44        85       54        42       84      8


NET INVESTMENT
 INCOME (loss)       3         (8)       (51)     (39)      110      859     105

Realized and
 unrealized gain
 (loss) on
 investments:
Realized gain
 (loss) on
 investments:
Proceeds from
 sales               187,071   8,735     19,467   13,044    8,592    30,180  22,490

Cost of securities
 sold                192,595   8,945     23,884   15,267    9,803    29,784  22,490

Net realized gain
 (loss) on
 investments         (5,524)   (210)     (4,417)  (2,223)   (1,211)  396     0

Net unrealized
 appreciation
 (depreciation)
 on investments:
Beginning of
 period              12,214    545       1,490    1,127     729      324     0

End of period        6,568     359       1,268    350       504      283     0

Net change in
 net unrealized
 appreciation
 (depreciation)
 on investments
 during the
 period              (5,646)   (186)     (222)    (777)     (225)    (41)    0

Net realized
 and unrealized
 gain (loss)
 on investments      (11,170)  (396)     (4,639)  (3,000)   (1,436)  355     0

Net increase
 (decrease) in net
 assets from
 operations          $(11,167) $(404)    $(4,690) $(3,039)  $(1,326) $1,214  $105

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

SIX MONTHS ENDED JUNE 30, 2001 AND YEAR ENDED DECEMBER 31, 2000    (UNAUDITED)
(IN THOUSANDS)

                                              Small-Cap           Mid-Cap
                          Monetta              Equity              Equity
                            Fund                Fund                Fund
                        2001     2000       2001     2000       2001     2000
From investment
 activities:

Operations:
 Net investment
  income (loss)         $3       $(125)     $(8)     $(68)      $(51)    $(117)

 Net realized gain
  (loss) on
  investments           (5,524)  17,984     (210)    288        (4,417)  2,253

 Net change in net
  unrealized
  appreciation
  (depreciation)
  on investments
  during the period     (5,646)  (37,270)   (186)    (1,465)    (222)    (4,493)

Net increase
 (decrease) in net
 assets from operations (11,167) (19,411)   (404)    (1,245)    (4,690)  (2,357)

 Distribution from net
  investment income     0        (520)      0        0          0        (a)

 Distribution from
  short-term
  capital gains, net(b) 0        (27,429)   0        (758)      0        (3,981)

 Distribution from
  net realized
  gains                 0        (10,884)   0        (183)      0        (1,362)

Increase (decrease)
 in net assets
 from investment
 activities             (11,167) (58,244)   (404)    (2,186)    (4,690)  (7,700)

From capital
 transactions
 (Note 3):

Proceeds from shares
 sold                   2,016    14,058     1,062    3,562      895      1,505

Net asset value of
 shares issued through
 dividend
 reinvestment           0        38,223     0        933        0        5,213

Cost of shares redeemed (5,917)  (26,262)   (1,351)  (3,439)    (1,401)  (2,192)

Increase (decrease)
 in net
 assets from capital
 transactions           (3,901)  26,019     (289)    1,056      (506)    4,526

Total increase
 (decrease)
 in net assets          (15,068) (32,225)   (693)    (1,130)    (5,196)  (3,174)

Net assets at beginning
 of period              103,437  $135,662   4,202    5,332      16,284   19,458

Net assets at end
 of period              $88,369  $103,437   $3,509   $4,202     $11,088  $16,284

Accumulated
 undistributed
 net investment income  $4       $0         $0       $0         $0       $0

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.
(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.


                               LARGE-CAP
                                 EQUITY              BALANCED
                                  FUND                 FUND
                             2001      2000       2001      2000
From investment
 activities:

Operations:
 Net investment
  income (loss)              $(39)     $(89)      $110      $194

Net realized gain
  (loss) on
  investments                (2,223)   826        (1,211)   794

Net change in net
  unrealized
  appreciation
  (depreciation)
  on investments
  during the period          (777)     (2,017)    (225)     (1,528)

Net increase
 (decrease) in net
 assets from operations      (3,039)   (1,280)    (1,326)   (540)

Distribution from net
  investment income          0         0          (110)     (196)

Distribution from
  short-term
  capital gains, net (b)     0         (47)       0         (517)

Distribution from
  net realized
  gains                      0         (1,006)    0         (876)

Increase (decrease)
 in net assets
 from investment
 activities                  (3,039)   (2,333)    (1,436)   (2,129)

From capital
 transactions
 (Note 3):

Proceeds from shares
 sold                        267       1,065      288       2,208

Net asset value of
 shares issued through
 dividend
 reinvestment                0         1,009      108       1,556

Cost of shares redeemed      (543)     (1,640)    (746)     (1,876)

Increase (decrease)
 in net
 assets from capital
 transactions                (276)     434        (350)     1,888

Total increase
 (decrease)
 in net assets               (3,315)   (1,899)    (1,786)   (241)

Net assets at beginning
 of period                   7,399     $9,298     9,208     9,449

Net assets at end
 of period                   4,084     $7,399     7,422     $9,208

Accumulated
 undistributed
 net investment income       $0        $0         $1        $1


                               Intermediate          Government
                                  Bond              Money Market
                                  Fund                  Fund
                             2001      2000        2001       2000

From investment
 activities:

Operations:
 Net investment
  income (loss)              $859      $1,527      $105       $246

Net realized gain
  (loss) on
  investments                396       (326)       0          0

Net change in net
  unrealized
  appreciation
  (depreciation)
  on investments
  during the period          (41)      652         0          0

Net increase
 (decrease) in net
 assets from operations      1,214     1,853       105        246

Distribution from net
  investment income          (851)     (1,520)     (105)      (246)

Distribution from
  short-term
  capital gains, net (b)     0         0           0          0

Distribution from
  net realized
  gains                      0         0           0          0

Increase (decrease)
 in net assets
 from investment
 activities                  363       333         0          0

From capital
 transactions
 (Note 3):

Proceeds from shares
 sold                        7,558     10,661      1,434      3,932

Net asset value of
 shares issued through
 dividend
 reinvestment                683       1,152       105        239

Cost of shares redeemed      (3,340)   (6,625)     (1,378)    (3,370)

Increase (decrease)
 in net
 assets from capital
 transactions                4,901     5,188       161        801

Total increase
 (decrease)
 in net assets               5,264     5,521       161        801

Net assets at beginning
 of period                   25,394    19,873      4,501      3,700

Net assets at end
 of period                   30,658    $25,394     4,662      $4,501

Accumulated
 undistributed
 net investment income       $18       $11         $0         $0

NOTES TO FINANCIAL STATEMENTS                             JUNE 30,2001

1.   SIGNIFICANT ACCOUNTING POLICIES:
     Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment
Company Act of 1940, as amended. The primary objective of Monetta
Fund is capital appreciation by investing primarily in equity securities believed to have growth potential with income as a secondary objective. The Fund generally invests in companies with a market capitalization range of $50 million to $1 billion.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

Small-Cap Equity Fund. The primary objective of this Fund is capital appreciation. The Fund typically invests in companies with a market capitalization of less than $1 billion.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $5 billion.

Large-Cap Equity Fund. The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with market capitalization of greater than $5 billion.

Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of Monetta
Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

     (a)  Securities Valuation
Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

     (b)  Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

     (c)  Federal Income Taxes
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS                                 JUNE 30, 2001


The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2000, Monetta Intermediate Bond Fund had accumulated capital loss carry forwards for tax purposes of $375,772, of which $28,202 will expire on December 31, 2007 and $347,570 will expire on December 31,2008.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post
October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and gains and losses from real estate investment trusts.

     (d)  General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized on a straight line basis over the life of each applicable security. Income received from class action settlements is recorded as other income when received.

     (e)  Distributions of Incomes and Gains
Distributions to shareholders are recorded by the Funds
(except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ. These differences are permanent in nature and may result in distributions in excess of book basis net investment income for certain periods.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

For the year ended December 31, 2000, for federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. The Monetta
Fund, Monetta Small-Cap Equity Fund and Monetta Mid-Cap Equity Fund had net operating losses for tax purposes of $125,633, $68,431, and $116,536, respectively, which were offset by short-term capital gains and were reclassified from accumulated undistributed net investment loss to accumulated undistributed net realized gain. The Monetta Large-Cap Equity Fund had net operating losses for tax purposes of $88,800 which were reclassified from accumulated undistributed net investment loss to capital.

For the year ended December 31, 2000, the Monetta Fund, Monetta
Small-Cap Equity Fund, Monetta Mid-Cap Equity Fund, Monetta Large-Cap Equity Fund and Monetta Balanced Fund paid long-term capital gains of $10,833,378, $183,456, $1,361,210, $1,006,429, and $875,466,
respectively. For corporate shareholders of the Monetta Large-
Cap Equity Fund, 31% of the income distributions for the year ended December 31, 1999, qualify for the dividend received deduction.

2.   RELATED PARTIES:
Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment advisor, Monetta Financial Services, Inc. (Advisor). For the six-month period ended June 30, 2001, remunerations required to be paid to all interested directors or trustees has been absorbed by the Advisor. Fees paid to outside Directors or Trustees have been absorbed by the respective Funds.

Each Fund pays an investment advisory fee to the Advisor based on that Fund's individual net assets, payable monthly at the annual rate of 1.0% for Monetta Fund; 0.75% for the Small-Cap, Mid-Cap, and Large-Cap Equity Funds; 0.40% for the Balanced Fund; 0.35% for Intermediate Bond Fund; and 0.25% for the Government Money Market Fund. From these fees the Advisor pays all the Funds' ordinary operating expenses other than the advisory fee, distribution charges (Trust only) and charges of the Funds' custodian and transfer agent. Investment advisory fees waived for the six-month period ended June 30, 2001, for the Intermediate Bond Fund were $14,159 of total fees of $49,557. Investment advisory fees waived, and 12B-1 fees waived through June 30, 2001, for the Government Money Market Fund, were $5,636, and $2,255, respectively.

NOTES TO FINANCIAL STATEMENTS                                JUNE 30, 2001


Monetta Financial Services, Inc., as of June 30, 2001 owned
23,861 shares or 8.2% of the Small-Cap Fund, 55,823 shares or 8.1% of the Balanced Fund, 8,908 shares or 1.9% of the Large-Cap Fund.
Monetta Financial Services, Inc. owns less than 1% of the Monetta Fund, Mid-Cap Equity Fund, Intermediate Bond Fund and the Government Money Market Fund.

3.   CAPITAL STOCK AND SHARE UNITS:
There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

                                                                                  GOV'T
                                 SMALL-CAP  MID-CAP  LARGE-CAP           INTERM.  MONEY
                        MONETTA   EQUITY    EQUITY    EQUITY   BALANCED   BOND    MARKET
(In Thousands)           FUND      FUND      FUND      FUND      FUND     FUND     FUND

2000 Beginning
 Shares                  5,974     244       956       463       581      1,940    3,700

Shares sold              593       161       72        54        132      1,050    3,932

Shares issued upon
 dividend reinvestment   3,353     76        460       70        120      114      239

Shares redeemed          (1,139)   (169)     (108)     (81)      (114)    (651)    (3,370)

Net increase (decrease)
 in shares outstanding   2,807     68        424       43        138      513      801

2001 Beginning Shares    8,781     312       1,380     506       719      2,453    4,501

Shares sold              189       79        100       26        25       718      1,434

Shares issued upon
 dividend reinvestment   0         0         0         0         10       65       105

Shares redeemed          (557)     (101)     (162)     (52)      (64)     (317)    (1,378)

Net increase (decrease)
 in shares outstanding   (368)     (22)      (62)      (26)      (29)     466      161

Ending Shares            8,413     290       1,318     480       690      2,919    4,662


4.   PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the six-month period ended June 30, 2001, excluding short-term securities were: Monetta Fund, $181,342,900 and $187,071,239 Small-Cap Fund, $8,608,110 and $8,735,496; Mid-Cap Fund, $19,286,475 and
$19,466,437; Large-Cap Fund, $12,910,357 and $13,043,472; Balanced
Fund, $8,230,316 and $8,591,369; and Intermediate Bond Fund, $34,823,635 and $30,179,893. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $1,267,016 and $1,031,744; and Intermediate Bond Fund, $10,784,730 and $11,219,792.

5.   DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Small-Cap, Mid-Cap, Large-Cap, Balanced, and
Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily.
The distributor is Funds Distributor, Inc.

NOTES TO FINANCIAL STATEMENTS                               JUNE 30, 2001

6.   FINANCIAL HIGHLIGHTS:
     Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:

                                         MONETTA FUND

                     Six Months
                    Ended 6/30/01
                     (Unaudited)    2000      1999      1998      1997      1996

Net asset value
 at beginning of
 period              $11.779        $22.711   $14.964   $17.274   $15.842   $15.591

Net investment
 income (loss)       0.001          (0.021)   0.075     (0.104)   (0.041)   (0.079)

Net realized and
 unrealized gain
 (loss) on
 investments         (1.276)        (3.911)   7.672     (1.554)   4.223     0.330

Total from
 investment
 operations:         (1.275)        (3.932)   7.747     (1.658)   4.182     0.251

Less:

Distributions from
 net investment
 income              0.000          (0.095)   0.000     0.000     0.000     0.000

Distributions
 from short-term
 capital gains,
 net (a)             0.000          (4.925)   0.000     (0.283)   (1.910)   0.000

Distributions from
 net realized gains  0.000          (1.980)   0.000     (0.369)   (0.840)   0.000

Total distributions  0.000          (7.000)   0.000     (0.652)   (2.750)   0.000

Net asset value at
 end of period       $10.504        $11.779   $22.711   $14.964   $17.274   $15.842

Total return         (10.87%)       (15.97%)  51.80%    (9.03%)   26.18%    1.60%

Ratio to
 average net assets:
 Expenses            1.48%          1.32%     1.45%     1.36%     1.48%     1.38%

Net investment
 income              0.00%          (0.09%)   0.50%     (0.64%)   (0.24%)   (0.51%)

Portfolio turnover   230.39%        353.8%    210.9%    107.5%    97.8%     204.8%

Net assets
 ($ millions)        $88.4          $103.4    $135.7    $124.7    $163.4    $211.5

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

NOTES TO FINANCIAL STATEMENTS                                 JUNE 30, 2001

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:

                                   SMALL-CAP EQUITY FUND

                        Six Months                                 2/1/97
                      Ended 6/30/01                                Through
                       (Unaudited)   2000      1999      1998      12/31/97

Net asset value at
 beginning of
 period                $13.450       $21.831   $13.396   $13.900   $10.000

Net investment
 income (loss)         (0.025)       (0.274)   (0.264)   (0.272)   (0.148)

Net realized and
 unrealized
 gain (loss) on
 investments           (1.346)       (4.182)   8.699     (0.136)   4.878

Total from investment
 operations            (1.371)       (4.456)   8.435     (0.408)   4.730

Less:

Distributions from
 net investment income 0.000         0.000     0.000     0.000     0.000

Distributions from
 short-term
 capital gains, net(a) 0.000         (3.160)   0.000     (0.096)   (0.830)

Distributions from net
 realized gains        0.000         (0.765)   0.000     0.000     0.000

Total distributions    0.000         (3.925)   0.000     (0.096)   (0.830)

Net asset value at end
 of period             $12.079       $13.450   $21.831   $13.396   $13.900

Total return*          (10.19%)      (18.74%)  62.91%    (2.81%)   47.17%

Ratios to average net
 assets:
Expenses*              2.35%         1.95%     2.36%     2.39%     1.75%

Net investment income* (0.20%)       (1.33%)   (1.82%)   (2.04%)   (1.13%)

Portfolio turnover     323.7%        492.6%    265.0%    200.4%    138.8%

Net assets($thousands) $3,509        $4,202    $5,332    $3,980    $2,518


                                    MID-CAP EQUITY FUND

                        Six Months
                       Ended 6/30/01
                        (Unaudited)     2000      1999     1998     1997     1996
Net asset value at
 beginning of
 period                 $11.802         $20.355   $13.571  $14.975  $14.814  $11.962

Net investment
 income (loss)          (0.038)         (0.119)   (0.099)  0.022    (0.045)  0.044

Net realized and
 unrealized
 gain (loss) on
 investments            (3.354)         (2.704)   7.225    (0.266)  4.296    2.852

Total from investment
 operations             (3.392)         (2.823)   7.126    (0.244)  4.251    2.896

Less:
Distributions from net
 investment income      0.000           0.000     0.000    (0.022)  0.000    (0.044)

Distributions from
 short-term
 capital gains, net (a) 0.000           (4.270)   (0.342)  (0.477)  (1.452)  0.000

Distributions from net
 realized gains         0.000           (1.460)   0.000    (0.661)  (2.638)  0.000

Total distributions     0.000           (5.730)   (0.342)  (1.160)  (4.090)  (0.044)

Net asset value at
 end of period          $8.410          $11.802   $20.355  $13.571  $14.975  $14.814

Total return            (28.73%)        (12.69%)  53.39%   (0.85%)  29.14%   24.20%

Ratios to average
net assets:
Expenses                1.40%           1.21%     1.25%    1.21%    1.26%    1.23%

Net investment income   (0.42%)         (0.56%)   (0.67%)  0.15%    (0.28%)  0.32%

Portfolio turnover      161.7%          194.6%    170.4%   237.6%   137.8%   93.3%

Net assets
 ($ thousands)          $11,088         $16,284   $19,458  $18,920  $21,908  $17,338


*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.
(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

NOTES TO FINANCIALSTATEMENTS                                 JUNE 30, 2001

                 LARGE-CAP EQUITY FUND

                        Six Months
                       Ended 6/30/01
                       (Unaudited)    2000      1999      1998       1997    1996
Net asset value at
 beginning of
 period                 $14.610       $20.062   $13.437   $13.359   $12.266  $10.571

Net investment
 income (loss)          (0.079)       (0.197)   (0.147)   (0.068)   (0.007)  0.023

Net realized and
 unrealized
 gain (loss) on
 investments            (6.031)       (2.837)   7.297     1.074     3.250    2.928

Total from investment
 operations             (6.110)       (3.034)   7.150     1.006     3.243    2.951

Less:

Distributions from net
 investment income      0.000         0.000     0.000     0.000     0.000    (0.023)

Distributions from
 short-term
 capital gains, net (a) 0.000         (0.108)   (0.078)   (0.714)   (1.113)  (1.188)

Distributions from net
 realized gains         0.000         (2.310)   (0.447)   (0.214)   (1.037)  (0.045)

Total distributions     0.000         (2.418)   (0.525)   (0.928)   (2.150)  (1.256)

Net asset value at end
 of period              $8.500        $14.610   $20.062   $13.437   $13.359  $12.266

Total return            (41.72%)      (14.96%)  53.98%    8.99%     26.64%   28.20%

Ratios to average net
assets:
Expenses                2.13%         1.61%     1.66%     1.86%     1.51%    1.51%

Net investment income   (0.76%)       (0.99%)   (0.91%)   (0.52%)   (0.05%)  0.31%

Portfolio turnover      256.80%       155.6%    81.4%     207.5%    123.2%   152.7%

Net assets ($
thousands)              $4,084        $7,399    $9,298    $4,185    $4,265   $2,288

                                          BALANCED FUND

                         Six Months
                       Ended 6/30/01
                        (Unaudited)   2000      1999       1998      1997    1996
Net asset value at
 beginning of
 period                 $12.813       $16.268   $14.476    $14.078   $12.643 $10.605

Net investment
 income (loss)          0.158         0.318     0.239      0.290     0.264   0.132

Net realized and
 unrealized gain (loss)
 on investments         (2.054)       (1.173)   3.741      0.838     2.398   2.598

Total from investment
 operations             (1.896)       (0.855)   3.980      1.128     2.662   2.730

Less:

Distributions from net
 investment income      (0.158)       (0.310)   (0.265)    (0.286)   (0.224) (0.132)

Distributions from
 short-term
 capital gains, net (a) 0.000         (0.850)   (1.468)    (0.389)   (0.927) (0.560)

Distributions from net
 realized gains         0.000         (1.440)   (0.455)    (0.055)   (0.076) 0.000

Total distributions     (0.158)       (2.600)   (2.188)    (0.730)   (1.227) (0.692)

Net asset value at
 end of period          $10.759       $12.813   $16.268    $14.476   $14.078 $12.643

Total return            (14.72%)      (5.15%)   29.60%     8.59%     21.21%  25.94%

Ratios to average net
assets:
Expenses                1.06%         0.96%     0.95%      0.84%     1.02%   1.40%

Net investment income   1.39%         1.94%     1.55%      2.06%     1.88%   1.54%

Portfolio turnover      105.51%       167.4%    71.3%      127.7%    115.9%  117.8%

Net assets
 ($ thousands)          $7,422        $9,208    $9,449     $14,489   $12,054 $2,336

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

NOTES TO FINANCIAL STATEMENTS                                JUNE 30, 2001

                                    INTERMEDIATE BOND FUND

                          Six Months
                             Ended
                            6/30/01
                          (Unaudited)  2000      1999      1998     1997     1996
Net asset value at
 beginning of
 period                   $10.352      $10.244   $10.652   $10.445  $10.208  $10.244

Net investment income     0.316        0.691     0.602     0.592    0.599    0.612

Net realized and
 unrealized gain
 (loss) on investments    0.147        0.102     (0.435)   0.269    0.278    0.019

Total from investment
 operations               0.463        0.793     0.167     0.861    0.877    0.631

Less:

Distributions from net
 investment income        (0.314)      (0.685)   (0.565)   (0.577)  (0.592)  (0.612)

Distributions from
 short-term
 capital gains, net (a)   0.000        0.000     (0.004)   (0.038)  (0.047)  (0.055)

Distributions from
 net realized
 gains                    0.000        0.000     (0.006)   (0.039)  (0.001)  0.000

Total distributions       (0.314)      (0.685)   (0.575)   (0.654)  (0.640)  (0.667)

Net asset value at
 end of period            $10.501      $10.352   $10.244   $10.652  $10.445  $10.208

Total return              4.48%        8.13%     1.60%     8.38%    8.91%    6.46%

Ratios to average net
 assets:
Expenses - Net            0.59%        0.57%     0.54%     0.55%    0.65%    0.55%

Expenses - Gross (b)      0.69%        0.69%     0.74%     0.75%    0.87%    0.85%

Net investment
 income-Net               3.00%        6.82%     5.78%     5.59%    5.82%    5.75%

Net investment
 income-Gross (b)         2.95%        6.69%     5.58%     5.39%    5.60%    5.45%

Portfolio turnover        112.39%      120.3%    115.2%    52.0%    96.7%    28.9%

Net assets
 ($ thousands)            $30,658      $25,394   $19,873   $6,676   $3,933   $2,769

                              GOVERNMENT MONEY MARKET FUND

                          Six Months
                         Ended 6/30/01
                          (Unaudited)   2000     1999      1998     1997     1996
Net asset value at
 beginning of
 period                   $1.000        $1.000   $1.000    $1.000   $1.000   $1.000

Net investment income     0.023         0.059    0.047     0.051    0.050    0.049

Net realized and
 unrealized gain
 (loss) on investments    0.000         0.000    0.000     0.000    0.000    0.000

Total from investment
 operations               0.023         0.059    0.047     0.051    0.050    0.049

Less:

Distributions from net
 investment income        (0.023)       (0.059)  (0.047)   (0.051)  (0.050)  (0.049)

Distributions from
 short-term
 capital gains, net (a)   0.000         0.000    0.000     0.000    0.000    0.000

Distributions from
 net realized
 gains                    0.000         0.000    0.000     0.000    0.000    0.000

Total distributions       (0.023)       (0.059)  (0.047)   (0.051)  (0.050)  (0.049)

Net asset value at
 end of period            $1.000        $1.000   $1.000    $1.000   $1.000   $1.000

Total return              2.35%         6.03%    4.85%     5.24%    5.15%    5.06%

Ratios to average net
 assets:
Expenses - Net            0.37%         0.40%    0.35%     0.32%    0.39%    0.31%

Expenses - Gross (b)      0.73%         0.74%    0.70%     0.68%    0.76%    0.67%

Net investment income-
 Net                      2.31%         5.89%    4.71%     5.11%    5.02%    4.95%

Net investment
 income-Gross (b)         2.13%         5.55%    4.36%     4.76%    4.65%    4.59%

Portfolio turnover        N/A           N/A      N/A       N/A      N/A      N/A

Net assets
 ($ thousands)            $4,662        $4,501   $3,700    $4,095   $4,464   $6,232

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.
The per-share rations are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Monetta Family of
Mutual Funds
1776-A South Naperville
Road
Suite 100
Wheaton, IL 60187-8133